Exhibit 99.1

First Interstate BancSystem, Inc. Completes Merger with Great Western Bancorp, Inc.

BILLINGS, MT—Feb. 1, 2022— First Interstate BancSystem, Inc. (NASDAQ: FIBK) (“FIBK”), parent company of First Interstate Bank, announced that effective today, it has completed its previously announced merger with Great Western Bancorp, Inc. (“GWB”), parent company of Great Western Bank. The combined holding company will operate under the First Interstate name and brand with the company’s headquarters remaining in Billings, Montana.

"This is an historic day for our 54-year-old company,” said Kevin Riley, FIBK President and CEO. “We are excited for this partnership with Great Western and believe our expansion into this new footprint will continue to build shareholder value over the long-term. As a result of this transaction, First Interstate truly becomes the premier community banking franchise in the West.”

Immediately following the closing, Great Western Bank was merged with and into First Interstate Bank. Great Western Bank branches will continue to operate under the Great Western Bank name as a division of First Interstate Bank. The conversion of bank systems and branches is expected to occur in May 2022. After this conversion, Great Western Bank branches will be branded as First Interstate Bank branches.

Karlyn Knieriem and Scott Erkonen will join the combined holding company as Chief Risk Officer and Chief Information Officer, respectively. In addition, five directors from GWB have joined the combined holding company’s board of directors, effective immediately:

•	James Brannen

•	Frances Grieb

•	Thomas Henning

•	Stephen Lacy

•	Daniel Rykhus

The following executives will be departing the Company following the closing on February 1, 2022:

•	Mark Borrecco (President and Chief Executive Officer, GWB)

•	Peter Chapman (Executive Vice President and Chief Financial Officer, GWB)

•	Andy Pederson (Chief People Officer, GWB)

•	Donald Straka (General Counsel and Secretary, GWB)

•	Steve Yose (Executive Vice President and Chief Credit Officer, GWB)

In accordance with the definitive agreement, GWB stockholders received ..8425 shares of FIBK Class A common stock for each GWB share they owned. The implied total transaction value based on closing prices on September 15, 2021, is approximately $2.0 billion.

Over the coming months, FIBK will provide GWB clients with comprehensive information relating to the conversion of their accounts in May 2022. Until then, FIBK and GWB clients will continue to be served through their respective branches, websites, and mobile apps.

Keefe, Bruyette & Woods, A Stifel Company, served as lead financial advisor to FIBK. Barclays also served as a financial advisor to FIBK, and Davis Polk & Wardwell LLP served as FIBK’s legal advisor. Piper Sandler & Co. served as GWB’s exclusive financial advisor and Wachtell, Lipton, Rosen & Katz served as legal advisor to GWB.

About First Interstate BancSystem, Inc.

First Interstate BancSystem, Inc. is a financial services holding company headquartered in Billings, Montana. It is the parent company of First Interstate Bank, a community bank with $19.7 billion in assets as of December 31, 2021. First Interstate proudly delivers financial solutions across Idaho, Montana, Oregon, South Dakota, Washington, and Wyoming. A recognized leader in community banking services, First Interstate is driven by strong values as well as a commitment to delivering a rewarding experience to its employees, strong returns to shareholders, exceptional products and services to its clients, and resources to the communities it serves. More information is available at www.firstinterstate.com.

Cautionary Note Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about FIBK’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between FIBK and GWB (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in FIBK’s and GWB’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which FIBK and GWB operate; the ability to promptly and effectively integrate the businesses of FIBK and GWB; reputational risk and potential adverse reactions of customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by FIBK’s issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on FIBK’s business or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause FIBK’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm FIBK’s or the combined company’s results.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and FIBK does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If FIBK updates one or more forward-looking statements, no inference should be drawn that FIBK will make additional updates with respect to those or other forward-looking statements. Further information regarding FIBK and factors which could affect the forward-looking statements contained herein can be found in FIBK’s registration statement on Form S-4, as amended, as well as FIBK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.

Category: Mergers & Acquisitions

Media Contact:

Brittany Cremer

PR & Communications Manager

406-255-5310

brittany.cremer@fib.com

Investor Contact:
John R. Stewart, CFA

Deputy Chief Financial Officer

406-255-5311
john.stewart@fib.com

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